---------------------
 ANNUAL
---------------------
 REPORT
---------------------

Money Market
Mutual Fund
Class S
DECEMBER 31, 1995

                                                               TABLE OF CONTENTS
LETTER TO SHAREHOLDERS                                                        ii

MANAGER COMMENTS AND PORTFOLIOS OF INVESTMENTS

  Money Market Mutual Fund                                                     1

STATEMENT OF ASSETS AND LIABILITIES                                            6

STATEMENT OF OPERATIONS                                                        7

STATEMENTS OF CHANGES IN NET ASSETS                                            8

FINANCIAL HIGHLIGHTS                                                           9

NOTES TO THE FINANCIAL STATEMENTS                                             10

INDEPENDENT AUDITORS' REPORT                                                  15

 STAGECOACH FUNDS:
 -------------------------------------------------------------------------

 - ARE NOT FDIC INSURED                 MONEY MARKET MUTUAL FUNDS SEEK
 - ARE NOT GUARANTEED BY WELLS FARGO    TO MAINTAIN A STABLE NET ASSET   [LOGO]
   BANK                                 VALUE OF $1.00 PER SHARE,
 - ARE NOT DEPOSITS OR OBLIGATIONS OF   HOWEVER, THERE CAN BE NO
   THE BANK                             ASSURANCE THAT THE FUNDS WILL
 - INVOLVE INVESTMENT RISK, INCLUDING   MEET THIS OBJECTIVE. YIELDS
   POSSIBLE LOSS OF PRINCIPAL           WILL VARY WITH MARKET
                                        CONDITIONS.

                                                           ---------------------

LETTER TO SHAREHOLDERS
-----------------
TO OUR SHAREHOLDERS
A BANNER YEAR FOR BONDS AND STOCKS

The investment markets had a banner year in 1995. The stock market had its biggest one-year gain since 1958, as measured by the Standard & Poor's 500 Index. Long-term bond returns were the third highest since 1950, according to various bond indexes. The effect of this remarkable rally was reflected in equity and fixed-income mutual funds, where double-digit returns were common. Stagecoach long-term Funds shared in 1995's impressive returns.

One lesson for the long-term investor after the disappointing returns in 1994 was clear: patience and a long-term commitment are keys to successful investing. And while it is unlikely that 1996 will repeat 1995's impressive performance, the climate remains favorable for the long-term investor.

THE BOND MARKET

The Federal Reserve lowered the federal funds target rate by 0.25% in July, 1995, and again by 0.25% in December. These cuts signaled a reversal of Fed policy after a series of rate increases in 1994 and early 1995. Longer-term rates followed suit, with two-year Treasury yields falling 2.50% and thirty-year Treasury rates down almost 2%. While rate decreases lower the returns on new bonds, the resale value of higher paying, existing bonds increases. The Fed's actions sparked a strong rally in the bond market and the resulting price appreciation helped to erase the erosion bond-holders endured in 1994.

The Orange County bankruptcy, which caused concern among municipal securities investors early in the year, moved toward a resolution when the County filed a reorganization plan which should see the County emerge from bankruptcy by June, 1996. Meanwhile, Orange County has been forced to raise interest rates by as much as 0.20% in order to attract investors. The Stagecoach Funds do not currently hold any Orange County obligations which are not credit enhanced (for example, backed by a line of credit) or revenue-backed (backed by the income from a particular project) so that the resolution of the bankruptcy should have little effect on the Funds.

The outlook remains positive for fixed-income markets in 1996. Several broad trends continue to support a declining interest rate environment. Sluggish economic growth and low inflation should lead to further easing of monetary policy early in the year, and both short-term and long-term rates should decline, continuing the bond market rally. Money market instruments, however, closely follow the federal funds target rate and should see decreased yields in 1996. The Stagecoach Money Market Mutual Funds have responded to this environment by purchasing longer-term securities in order to lock in the higher rates. For the Money Market Mutual Fund, this has

---------------------

                                                          LETTER TO SHAREHOLDERS
resulted in an increase in average maturity from 42 days at the end of 1994, to 72 days at the end of 1995.

Although the decline in interest rates in the months ahead will likely not be as steep as last year's, 1996 should reward bond investors. The Federal Reserve will likely lower the federal funds target rate by 0.25 to 1.00% from the 1995 year-end level of 5.50%.

THE STOCK MARKET

In 1995, the ingredients were in place for a spectacular year: declining interest rates, low inflation, increasing profit margins and a strong flow of funds into the market. U.S. equities responded with near-record returns. Technology stocks were winners as strong earnings growth drove prices higher for the year. Financial stocks, which traditionally benefit from falling interest rates, were also market leaders due to industry consolidation and record profits, as well as the Fed's actions. Strength was also seen in the traditional consumer goods companies, particularly among large U.S.-based multinationals where global name recognition and a history of consistent positive earnings resulted in strong stock prices.

Although 1996 is not expected to repeat 1995's impressive performance, many of the ingredients for attractive market returns, however, are still in place: a favorable interest rate environment, corporate restructurings, mergers and acquisitions, corporate share repurchase programs, and the continual stream of contributions into mutual funds, retirement plans and household savings ear-marked for long-term equity investment. We feel that the stocks of those companies which focus most on enhancing shareholder value should be the least volatile and provide the best long-term results.

THE ENVIRONMENT REMAINS "FRIENDLY" FOR INVESTORS

Under current economic conditions, we expect the stock and bond markets to continue to benefit from lower interest rates during 1996. We also expect that modest growth and historically low inflation should set the stage for further interest rate reductions over the next several months. Corporate earnings should help support the stock market as well. While the federal budget debate is making some investors more cautious about investing in long-term government and municipal bonds, the plan to reduce the federal deficit is encouraging news and should have a positive effect on investors.

Of course, the financial markets are not without their risks and uncertainties. Investors should not take continued market increases for granted, especially in the short-term. Diversification and a long-term strategy are important elements of successful investing. We do believe, however, that we can look forward to a sustained period of slow growth and continued long-term bond rate declines with little risk of inflation throughout 1996.

                                                           ---------------------

LETTER TO SHAREHOLDERS

A COMMITMENT TO INVESTMENT QUALITY

We believe a conservative, straight-forward approach to portfolio management to be the most effective long-term investment strategy. On the following pages you will find commentary on each of the Funds, offering insight into individual Fund performance, strategies, portfolio holdings and other helpful information.

The portfolio managers pictured with each Fund are only a part of the extensive team assembled to help you meet your financial goals. Over fifty investment professionals concentrate on specific disciplines within the equity and debt markets to develop strategies and focus on individual investments. Our investment professionals have access to state-of-the-art technology, numerous research databases and services, and a scale of assets which assures cost-efficient trade execution and thorough investment research coverage.

Thank you for your continued investment in Stagecoach Funds. We will work diligently to help you realize your financial goals in 1996 and in the years to come.

STAGECOACH FUNDS, FEBRUARY 1996

PS During 1996, Stagecoach Funds will be introducing a new choice for investors: the STAGECOACH AGGRESSIVE GROWTH FUND. This Fund is for the experienced investor who is willing to accept an above-average degree of risk in exchange for the potential of high performance. The Aggressive Growth Fund is not for everybody, but it reflects our commitment to offering a variety of Stagecoach Funds to meet a broad range of investment goals. -- FEBRUARY 15, 1996

"STANDARD & POOR'S-REGISTERED TRADEMARK-," "S&P-REGISTERED TRADEMARK-," AND "S&P 500-REGISTERED TRADEMARK-" ARE REGISTERED TRADEMARKS OF MCGRAW-HILL, INC. THE S&P 500 INDEX IS AN UNMANAGED INDEX THAT TRACKS THE PERFORMANCE OF 500 LARGE COMPANIES, INCLUDING INDUSTRIAL, TRANSPORTATION, UTILITY AND FINANCIAL COMPANIES.

---------------------

                                                MONEY MARKET MUTUAL FUND CLASS S
---------
INVESTMENT
ADVISORS
FUND OBJECTIVE

To seek a high level of income while preserving capital and liquidity by investing in high-quality, short-term securities.

  [PHOTO] MARK KRASCHEL has co-managed the Money Market Mutual Fund since its inception in July of 1992. He has specialized in short-term bond investments for over a decade. Mark holds a B.S. in Business Administration from the University of Oregon and an M.B.A. in Finance from the University of San Francisco.

  [PHOTO] MADELINE GISH has co-managed the Money Market Mutual Fund since July 1994. She joined Wells Fargo in 1989 as the portfolio coordinator for the Mutual Funds Division. Madeline also holds a B.S. in Business Administration from the University of Kansas.

                                                           ---------------------

MONEY MARKET MUTUAL FUND CLASS S

--------------------
INVESTMENT ADVISOR Q&A

WHAT WAS THE SEVEN-DAY YIELD FOR THE MONEY MARKET MUTUAL FUND CLASS S SHARES AT THE END OF 1995?

The Money Market Fund's 7-day yield for Class S shares for the period ended December 31, 1995 was 4.30%. (The Fund's manager has voluntarily waived or has reimbursed expenses, thereby reducing operating expenses. Without this reduction, yields would have been lower.)

WHAT FACTORS CONTRIBUTED TO THIS FUND'S YIELDS IN 1995?

After peaking in February, money market yields decreased steadily over the course of the year. The federal funds target rate, the benchmark for short-term interest rates, declined by .50% from July through the end of 1995. As a result, the Fund's yield fell by a similar amount. The Fund's yield would be expected to move in tandem with the federal funds target rate in 1996 and still remain an attractive alternative for investors seeking liquidity and capital preservation.

WHAT STEPS WILL YOU TAKE DURING 1996 IN ANTICIPATION OF LOWER INTEREST RATES?

In anticipation of the Federal Reserve further easing rates, the AVERAGE MATURITY, or the dollar-weighted average of the entire portfolio, has been extended in order to enjoy current rates for a longer period of time. As of December 31, 1995, the Fund's average maturity was 72 days compared to 42 days at year-end 1994. In 1996, if current market conditions continue, we intend to maintain the Fund's average maturity in a longer range in anticipation of further declines in interest rates.

PLEASE DESCRIBE THE PORTFOLIO'S SECURITIES.

As of year end, the Fund was composed of 52% commercial paper, 21% floating rate notes, 19% US Treasury Bills, 4% repurchase agreements, 3% Federal agency discount notes, and 1% bank notes or certificates of deposits. All the commercial paper purchased by the Fund is rated in the highest category by national credit rating agencies such as Standard & Poor's and Moody's.

---------------------
2

                                                        MONEY MARKET MUTUAL FUND
------------------------------------------
PORTFOLIO OF INVESTMENTS  - 12/31/95

                                                               YIELD TO        MATURITY
 PRINCIPAL   SECURITY NAME                                     MATURITY          DATE          VALUE
             COMMERCIAL PAPER - 52.40%
$25,000,000  ABN   Amro  North  American  Finance  Corp  Inc      5.69 %        01/26/96   $   24,901,215
 40,000,000  ANZ Delaware Inc                                     5.67          02/13/96       39,729,100
 50,000,000  ANZ Delaware Inc                                     5.70          01/24/96       49,817,917
 50,000,000  ANZ Delaware Inc                                     5.70          02/02/96       49,746,667
 45,000,000  Asset Securitization Cooperative Corp++              5.65          02/29/96       44,583,313
 50,000,000  Associates Corp of North America                     5.59          03/21/96       49,378,889
 50,000,000  Associates Corp of North America                     5.60          04/11/96       49,214,444
 50,000,000  Beta Finance Corp++                                  5.66          02/13/96       49,661,972
 50,000,000  Ciesco LP++                                          5.47          03/27/96       49,346,639
 50,000,000  Corporate Receivables Corp++                         5.50          03/22/96       49,381,250
 30,000,000  Corporate Receivables Corp++                         5.65          02/26/96       29,736,333
 47,600,000  Corporate Receivables Corp++                         5.72          01/30/96       47,380,670
 50,000,000  Daimler-Benz North America Corp                      5.46          03/22/96       49,385,750
 15,000,000  Daimler-Benz North America Corp                      5.50          03/28/96       14,800,625
 50,000,000  Daimler-Benz North America Corp                      5.70          01/25/96       49,810,000
 60,000,000  Daimler-Benz North America Corp                      5.72          01/31/96       59,714,000
110,000,000  Den Danske Corp Inc                                  5.67          02/09/96      109,324,325
 50,000,000  Glaxo Wellcome Plc++                                 5.70          01/12/96       49,912,917
 77,770,000  Greenwich Funding Corp++                             5.62          03/21/96       76,798,739
 50,739,000  Greenwich Funding Corp++                             5.75          01/04/96       50,714,688
 55,000,000  Hanson Finance Plc++                                 5.65          02/27/96       54,507,979
 43,000,000  Hanson Finance Plc++                                 5.65          03/06/96       42,561,340
 20,000,000  Hanson Finance Plc++                                 5.66          02/15/96       19,858,500
 25,000,000  Heinz (H J) Co++                                     5.58          03/15/96       24,717,361
 50,000,000  Household Finance Corp                               5.69          01/24/96       49,818,236
 50,000,000  Household Finance Corp                               5.72          01/25/96       49,809,333
 40,000,000  Morgan (J P) & Co Inc                                5.58          03/13/96       39,553,600
100,000,000  National Australia Funding Inc                       5.57          03/15/96       98,855,056
 50,000,000  New Center Asset Funding++                           5.60          03/15/96       49,424,444
 48,000,000  Penney (J C) Co Inc                                  5.66          02/14/96       47,667,947
 18,625,000  Preferred Receivables Funding Corp                   5.67          02/14/96       18,495,929
 26,715,000  Sheffield Receivables Corp++                         5.53          03/01/96       26,468,777
 50,000,000  Sheffield Receivables Corp++                         5.67          02/15/96       49,645,625
 21,040,000  Sony Capital Corp++                                  5.47          03/20/96       20,781,893

                                                           ---------------------

MONEY MARKET MUTUAL FUND

                                                               YIELD TO        MATURITY
 PRINCIPAL   SECURITY NAME                                     MATURITY          DATE          VALUE
             COMMERCIAL PAPER (CONTINUED)
$38,000,000  Sony Capital Corp++                                  5.68 %        02/12/96   $   37,748,187
 25,000,000  Sony Capital Corp++                                  5.71          01/30/96       24,885,007
 37,000,000  Student Loan Corp                                    5.69          01/18/96       36,900,583
 30,750,000  Sweden (Kingdom of)                                  5.70          01/11/96       30,701,227
 50,000,000  Swedish Export Credit Corp                           5.46          03/20/96       49,400,917
 25,000,000  Swedish Export Credit Corp                           5.70          01/18/96       24,932,708
 50,000,000  WCP Funding Corp++                                   5.95          01/02/96       49,991,736
                                                                                           --------------
             TOTAL COMMERCIAL PAPER                                                        $1,840,065,838

             SHORT-TERM FEDERAL AGENCIES - 2.84%
$50,000,000  Federal Home Loan Bank                               5.50 %        01/31/96   $   49,770,833
 50,000,000  Federal Home Loan Mortgage Corp                      5.50          01/31/96       49,770,833
                                                                                           --------------
             TOTAL SHORT TERM FEDERAL AGENCIES                                             $   99,541,666

             U.S. TREASURY BILLS - 18.81%
$680,000,000 U.S. Treasury Bills                                  5.19 %        07/25/96   $  660,516,978

------------------------
4

                                                        MONEY MARKET MUTUAL FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CERTIFICATES OF DEPOSITS - 0.71%
$25,000,000  Banque Nationale de Paris                            5.81 %        01/30/96   $   25,000,000

             CORPORATE MEDIUM TERM NOTES - 0.71%
$25,000,000  FCC National Bank                                    5.74 %        03/27/96   $   25,000,000

             VARIABLE AND FLOATING RATE BONDS - 21.35%
$60,000,000  Boatmen's Bancshares Inc                             6.91 %        06/19/96   $   59,994,533
 30,000,000  Chemical Banking Corp                                6.08          08/19/96       30,039,625
 50,000,000  Colorado National Bank of Denver                     5.91          04/17/96       50,000,000
100,000,000  Comerica Inc                                         5.78          11/08/96       99,941,840
 50,000,000  Comerica Inc                                         5.84          10/30/96       49,970,920
135,000,000  FCC National Bank                                    5.59          10/31/96      134,934,903
 25,000,000  Household Finance Corp                               5.88          09/16/96       25,016,052
100,000,000  International  Business  Machines  Credit  Corp      5.79          11/06/96       99,913,570
100,000,000  PNC Bank Corp                                        5.64          07/29/96       99,970,810
 50,000,000  PNC Bank Corp                                        5.97          09/03/96       49,979,850
 50,000,000  Student Loan Marketing Assoc                         5.68          04/11/96       50,000,000
                                                                                           --------------
             TOTAL VARIABLE AND FLOATING RATE BONDS                                        $  749,762,103

             REPURCHASE AGREEMENTS - 3.59%
$125,955,000 Goldman Sachs Pooled Repurchase Agreement -
               102% Collateralized by U.S. Government
               Securities                                         5.75          01/02/96   $  125,955,000

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $3,525,841,585)* (Note 1)                         100.41%               $3,525,841,585
              Other Assets and Liabilities, Net                        (0.41)                 (14,322,049)
                                                                      ------                -------------
              TOTAL NET ASSETS                                        100.00%               $3,511,519,536
                                                                      ------                -------------
                                                                      ------                -------------
---------------------------------------------------------------------------------------------------------

++ THESE SECURITIES ARE NOT REGISTERED UNDER THE SECURITIES ACT OF 1933. RULE 144A UNDER THAT ACT PERMITS THESE SECURITIES TO BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION TO QUALIFIED INSTITUTIONAL BUYERS. THESE SECURITIES WERE DEEMED LIQUID BY THE INVESTMENT ADVISER IN ACCORDANCE WITH PROCEDURES APPROVED BY THE FUND'S BOARD OF DIRECTORS.
 * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES.

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

STATEMENT OF ASSETS & LIABILITIES - DECEMBER 31, 1995

                                                            MONEY
                                                           MARKET
                                                      MUTUAL FUND
----------------------------------------------------------------------------------------
ASSETS
INVESTMENTS:
  In securities, at market value
    (see cost below)                        $       3,525,841,585
  Cash                                                     40,664
Receivables:
  Interest                                              5,783,710
Organization expenses, net of amortization                 42,895
Prepaid expenses                                           93,897
TOTAL ASSETS                                        3,531,802,751
LIABILITIES
Payables:
  Distribution to shareholders                         14,735,673
  Due to sponsor and distributor (Note 2)               1,480,969
  Due to adviser (Note 2)                               4,025,202
  Other                                                    41,371
TOTAL LIABILITIES                                      20,283,215
TOTAL NET ASSETS
                                            $       3,511,519,536
NET ASSETS CONSIST OF:
  Paid-in capital - Class A                 $       2,893,688,621
  Paid-in capital - Class S                 $         619,098,223
  Undistributed net realized gain (loss)
    on investments                                     (1,267,308)
TOTAL NET ASSETS                            $       3,511,519,536
COMPUTATION OF NET ASSET VALUE AND
 OFFERING PRICE
Net assets - Class A                        $       2,892,620,765
Shares outstanding - Class A                        2,893,688,621
Net asset value per share - Class A         $                1.00
Net assets - Class S                        $         618,898,771
Shares outstanding - Class S                          619,098,223
Net asset value per share - Class S         $                1.00
INVESTMENTS AT COST (NOTE 3)                $       3,525,841,585
----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

------------------------
6

                  STATEMENT OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 1995

                                                            MONEY
                                                           MARKET
                                                      MUTUAL FUND
----------------------------------------------------------------------------------------
INVESTMENT INCOME
  Interest                                  $         189,686,272
TOTAL INVESTMENT INCOME                               189,686,272
EXPENSES (NOTE 2):
  Advisory fees                                        12,729,506
  Administration fees                                     954,713
  Custody                                                 537,886
  Shareholder servicing fees                            9,399,920
  Portfolio accounting fees                               698,002
  Transfer agency fees                                  1,100,155
  Distribution fees                                     2,898,662
  Amortization of organization expenses                    14,420
  Legal and audit fees                                    283,256
  Registration fees                                       257,244
  Directors' fees                                           5,000
  Shareholder reports                                     154,384
  Other                                                    58,909
TOTAL EXPENSES                                         29,092,057
Less:
  Waived and reimbursed fees (Note 2)                  (3,193,347)
Net Expenses                                           25,898,710
NET INVESTMENT INCOME                                 163,787,562
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
  Net realized gain (loss) on sale of
    investments                                        (1,181,926)
NET LOSS ON INVESTMENTS                                (1,181,926)
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS                                 $         162,605,636
----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                             MONEY MARKET MUTUAL FUND(1)
                                            --------------------------------------------
                                                          FOR THE                FOR THE
                                                       YEAR ENDED             YEAR ENDED
                                                DECEMBER 31, 1995      DECEMBER 31, 1994
----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income                     $         163,787,562  $          42,335,237
  Net realized gain (loss) on sale of
    investments                                        (1,181,926)               (85,382)
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                            162,605,636             42,249,855
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    CLASS A                                          (150,704,682)           (42,335,237)
    CLASS S                                           (13,082,880)                     0
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold - Class A               2,284,498,553          2,694,494,544
  Reinvestment of dividends - Class A                 146,963,258             32,541,176
  Cost of shares redeemed - Class A                (1,881,800,747)          (700,482,027)
NET INCREASE IN NET ASSETS RESULTING FROM
 CAPITAL SHARE TRANSACTIONS - CLASS A                 549,661,064          2,026,553,693
  Proceeds from shares sold - Class S               1,211,993,101                      0
  Reinvestment of dividends - Class S                  10,735,965                      0
  Cost of shares redeemed - Class S                  (603,630,843)                     0
NET INCREASE IN NET ASSETS RESULTING FROM
 CAPITAL SHARE TRANSACTIONS - CLASS S                 619,098,223                      0
INCREASE (DECREASE) IN NET ASSETS                   1,167,577,361          2,026,468,311
NET ASSETS:
Beginning net assets                                2,343,942,175            317,473,864
ENDING NET ASSETS                           $       3,511,519,536  $       2,343,942,175
SHARES ISSUED AND REDEEMED:
  Shares sold - Class A                             2,284,460,229          2,694,494,544
  Shares issued in reinvestment of
    dividends - Class A                               146,963,258             32,541,176
  Shares redeemed - Class A                        (1,881,762,423)          (700,482,027)
NET INCREASE (DECREASE) IN SHARES
 OUTSTANDING - CLASS A                                549,661,064          2,026,553,693
  Shares sold - Class S                             1,211,984,821                      0
  Shares issued in reinvestment of
    dividends - Class S                                10,735,964                      0
  Shares redeemed - Class S                          (603,622,562)                     0
NET INCREASE (DECREASE) IN SHARES
 OUTSTANDING - CLASS S                                619,098,223                      0
----------------------------------------------------------------------------------------

(1)  THE CLASS S SHARES COMMENCED OPERATIONS ON MAY 25, 1995.

The accompanying notes are an integral part of these financial statements.

---------------------
8

                                                            FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                     MONEY MARKET MUTUAL FUND
                                        -----------------------------------------------------
                                                                                        CLASS
                                                                        CLASS A(3)       S(4)
                                        ------------------------------------------  ---------
                                             YEAR       YEAR       YEAR     PERIOD     PERIOD
                                            ENDED      ENDED      ENDED      ENDED      ENDED
                                         DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,
                                             1995       1994       1993       1992       1995
---------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $1.00      $1.00      $1.00      $1.00      $1.00
                                        ---------  ---------  ---------  ---------  ---------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)               0.05       0.04       0.03       0.02       0.03
  Net realized and unrealized gain
    (loss) on investments                    0.00       0.00       0.00       0.00       0.00
                                        ---------  ---------  ---------  ---------  ---------
TOTAL FROM INVESTMENT OPERATIONS             0.05       0.04       0.03       0.02       0.03
LESS DISTRIBUTIONS:
  Dividends from net investment income      (0.05)     (0.04)     (0.03)     (0.02)     (0.03)
  Distributions from net realized gain       0.00       0.00       0.00       0.00       0.00
                                        ---------  ---------  ---------  ---------  ---------
TOTAL FROM DISTRIBUTIONS                    (0.05)     (0.04)     (0.03)     (0.02)     (0.03)
                                        ---------  ---------  ---------  ---------  ---------
NET ASSET VALUE, END OF PERIOD              $1.00      $1.00      $1.00      $1.00      $1.00
                                        ---------  ---------  ---------  ---------  ---------
                                        ---------  ---------  ---------  ---------  ---------
TOTAL RETURN (NOT ANNUALIZED)               5.34%      3.74%      2.70%      1.50%      2.73%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000)       $2,892,621 $2,343,942  $317,474   $236,269   $618,899
  Number of shares outstanding, end of
    period (000)                        2,893,689  2,344,028    317,474    236,270    619,098
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to average net
    assets(1)                               0.75%      0.69%      0.58%      0.20%      1.43%
  Ratio of net investment income to
    average net assets(2)                   5.13%      4.12%      2.67%      2.98%      4.40%
---------------------------------------------------------------------------------------------
(1) Ratio of expenses to average net
  assets prior to waived fees and
  reimbursed expenses                       0.83%      0.89%      1.00%      0.94%      1.53%
(2) Ratio of net investment income to
  average net assets prior to waived
  fees and reimbursed expenses              5.05%      3.92%      2.25%      2.24%      4.30%
---------------------------------------------------------------------------------------------

(3)  THE FUND COMMENCED OPERATIONS ON JULY 1, 1992.
(4)  THE CLASS S SHARES COMMENCED OPERATIONS ON MAY 25, 1995.

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

NOTES TO FINANCIAL STATEMENTS
------------------------------------------------
NOTES TO THE FINANCIAL STATEMENTS
1. SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

The Money Market Mutual Fund (the "Fund") is a series of Stagecoach Funds, Inc. (the "Company"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series investment company. The Company commenced operations on January 1, 1992, and consists of eight separate diversified funds: the Asset Allocation, Corporate Stock, Diversified Income, Ginnie Mae, Growth and Income, Money Market Mutual, Short-Intermediate U.S. Government Income and U.S. Government Allocation Funds; and three non-diversified funds: the California Tax-Free Bond, California Tax-Free Income and California Tax-Free Money Market Mutual Funds. These financial statements represent the Class S shares of the Money Market Mutual Fund.

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements, and such policies are in conformity with Generally Accepted Accounting Principles for investment companies.

The preparation of financial statements in conformity with Generally Accepted Accounting Principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENT POLICY AND SECURITY VALUATION

The Fund invests in securities with remaining maturities not exceeding 397 days (thirteen months), including obligations of the U.S. Government, bankers acceptances, commercial paper and certain floating- and variable-rate instruments. Certain of these floating- and variable-rate instruments may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity.

The Fund uses the amortized cost method to value its portfolio securities and seeks to maintain a constant net asset value of $1.00 per share; however, there can be no assurance that the Fund will be able to do so. The amortized cost method involves valuing a security at its cost plus accreting any discount or amortizing any premium over the period until maturity, which approximates market value.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Interest income is accrued daily. Realized gains or losses are reported on the basis of identified cost of securities delivered. Bond discounts and premiums are accreted or amortized as required by the Internal Revenue Code.

---------------------
10

                                                   NOTES TO FINANCIAL STATEMENTS

REPURCHASE AGREEMENTS

Transactions involving purchases of securities under agreements to resell ("repurchase agreements") are treated as collateralized financing transactions and are recorded at their contracted resale amounts. These repurchase agreements, if any, are detailed in the Fund's Portfolio of Investments. The Fund's adviser pools the Fund's cash and invests in repurchase agreements entered into by the Fund. The repurchase agreements must be fully collateralized based on values that are marked to market daily. The collateral is held by an agent bank under a tri-party agreement. It is the adviser's responsibility to value collateral daily and to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements held in the Fund at December 31, 1995, were collateralized by U.S. Government obligations. The repurchase agreements were entered into on December 29, 1995.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends to shareholders from any net investment income of the Fund are declared daily and distributed monthly. Any distributions to shareholders from net realized capital gains are declared and distributed annually.

FEDERAL INCOME TAXES

It is the Company's policy with respect to the Fund to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of the Fund's net investment income and any net realized capital gains to its shareholders. Therefore, no federal or state income tax provision is required. The Money Market Mutual Fund has a net capital loss carryforward of $85,382, which will expire in the year 2002 and $1,181,926 which will expire in 2003. The Board intends to offset net capital gains with each capital loss carryforward until each carryforward has been fully utilized or expires. No capital gain distribution shall be made until the capital loss carryforward has been fully utilized or has expired.

ORGANIZATION EXPENSES

Stephens Inc. ("Stephens"), the Fund's administrator and distributor, has charged the Fund for expenses incurred in connection with the organization and initial registration, including Class S of the Money Market Mutual Fund. Such expenses are being amortized by the Fund on a straightline basis over 60 months from the date the Fund or class commenced operations.

2. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into an advisory contract on behalf of the Fund with Wells Fargo Bank, N.A. ("WFB"). Pursuant to the contract, WFB has agreed to furnish to the Fund investment guidance and policy direction in connection with daily portfolio management. Under the contract with the Money Market Mutual Fund, WFB is entitled to be paid monthly advisory fees at the annual rate of 0.40% of the average daily net assets of the Fund.

The Company has entered into a contract on behalf of the Fund with WFB,

                                                           ---------------------

NOTES TO FINANCIAL STATEMENTS
whereby WFB is responsible for providing custody and fund accounting services for the Fund. For providing custody services, WFB is entitled to be compensated at an annual rate of 0.0167% of the average daily net assets of the Fund. For portfolio accounting services, WFB is entitled to a monthly base fee of $2,000 plus 0.07% for the first $50 million, 0.045% for the next $50 million, and 0.02% for the net assets over $100 million.

The Company has entered into a contract on behalf of the Fund with WFB, whereby WFB has agreed to provide transfer agency services for the Fund. Under the transfer agency agreement, WFB is paid a per account fee plus other related costs with a minimum monthly fee of $3,000 unless net assets of the Fund are under $20 million. For as long as the net assets remain under $20 million, the Fund will not be charged any transfer agency fees by WFB.

The Company has entered into a contract on behalf of the Fund with WFB, whereby WFB has agreed to provide shareholder services for the Fund. WFB is entitled to be compensated for these services based on an annual rate not to exceed 0.30% of the Fund's average daily net assets.

WAIVED FEES

The following fees were waived for the year ended December 31, 1995.

                                                                                     WAIVED FEES
FUND                                                                                      BY WFB
------------------------------------------------------------------------------------------------
Money Market Mutual Fund                                                             $ 3,193,347

Waived fees continue at the discretion of WFB.

The Company has entered into administration and distribution agreements on behalf of the Fund with Stephens. Under the agreements, Stephens has agreed to provide supervisory, administrative and distribution services to the Fund. For providing supervisory and administrative services, the Fund has agreed to pay Stephens a monthly fee at the annual rate of 0.03% of the Fund's average daily net assets.

The Company has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), whereby the Fund may pay Stephens as compensation for distribution-related services provided, at the annual rate of up to 0.75% of the average daily net assets attributable to the Class S shares of the Money Market Mutual Fund. The Fund may participate in joint distribution activities with any of the other funds, in which event, expenses reimbursed out of the assets of the Fund may be attributable, in part, to the distribution-related activities of another fund. Generally, the expenses attributable to joint distribution activities are allocated among the funds in proportion to their relative net asset sizes.

For the year ended December 31, 1995 the Money Market Mutual Fund paid $2,215,338 in distribution fees for Class S.

---------------------
12

                                                   NOTES TO FINANCIAL STATEMENTS

All of the officers and certain of the directors of the Company are also officers of Stephens. At December 31, 1995, Stephens owned 11,135 shares of the Money Market Mutual Fund.

3. CAPITAL SHARES TRANSACTIONS

As of December 31, 1995, there were 10 billion shares of $.001 par value capital stock authorized by the Company. At December 31, 1995, the Fund was authorized to issue 3 billion shares of $.001 par value capital stock. Transactions in capital shares for the years ended December 31, 1995 and 1994 are disclosed in detail in the Statements of Changes in Net Assets.

4. ORANGE COUNTY CALIFORNIA DEBT OBLIGATIONS

During the year the Money Market Mutual Fund held obligations issued by Orange County, California. Orange County filed for protection under Chapter 9 of the Federal Bankruptcy Code on December 6, 1994 and defaulted on such securities on July 10, 1995. The bankruptcy court trustee approved an extension of the obligations' maturity to June 30, 1996 and modification of certain other terms, including increasing the interest rate and providing for some portion of interest to accrue until the maturity date rather than being due and payable monthly. Concurrent with the default by Orange County, the Company entered into a Credit Enhancement Agreement (the "Agreement") with WFB, pursuant to which the Fund was named as a beneficiary of an irrevocable letter of credit issued by Bank of America National Trust and Savings Association ("Bank of America"). The Agreement provided support for a portion of the Orange County obligations such that Bank of America would make certain payments to the Fund under defined circumstances.

During the period from September 19, 1995 through October 17, 1995, the Money Market Mutual Fund sold all of the Orange County obligations. Under the terms of the Agreement, the sale of such obligations did not result in any payments from Bank of America to the Money Market Mutual Fund.

                                                           ---------------------

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---------------------
14

                                                    INDEPENDENT AUDITORS' REPORT
TO THE SHARHOLDERS AND BOARD OF DIRECTORS
STAGECOACH FUNDS, INC:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Money Market Mutual Fund (one of the funds comprising Stagecoach Funds, Inc.) as of December 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for the periods indicated herein. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of December 31, 1995, by examination and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Money Market Mutual Fund of Stagecoach Funds, Inc. as of December 31, 1995, the results of its operations, the changes in its net assets and its financial highlights for the periods indicated herein in conformity with generally accepted accounting principles.

SAN FRANCISCO, CALIFORNIA
FEBRUARY 14, 1996

                                                           ---------------------

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---------------------
16

                             STAGECOACH FUNDS, INC.

                        SUPPLEMENT DATED JANUARY 2, 1996
    TO THE CURRENT PROSPECTUS, AS PREVIOUSLY SUPPLEMENTED, AND STATEMENT OF
                     ADDITIONAL INFORMATION OF EACH FUND OF
                             STAGECOACH FUNDS, INC.

   As of January 1, 1996, Wells Fargo Bank, N.A. provides investment advisory services for approximately $33 billion of assets.

  Each Fund's current Prospectus, as supplemented, and Statement of Additional
                  Information are hereby amended accordingly.

Wells Fargo provides investment advisory services, shareholder services, and certain other services for the Stagecoach Funds. The Funds are sponsored and distributed by STEPHENS INC., Member NYSE/SIPC. Wells Fargo is not affiliated with Stephens Inc.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Stagecoach Funds. The booklet also contains a prospectus supplement inside the back cover. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222. Read the prospectus carefully before you invest or send money.

                                                    BULK RATE
                                                  U.S. POSTAGE
STAGECOACH FUNDS-REGISTERED TRADEMARK-                PAID
P.O. Box 7066                                    PERMIT NO 1933
San Francisco, CA 94120-7066                      FULLERTON CA
DATED MATERIAL
PLEASE EXPEDITE

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                                               -C- 1995 Stagecoach Funds